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                     SUPPLEMENT DATED SEPTEMBER 15, 1995 TO
                        PROSPECTUS DATED MAY 1, 1995 FOR

                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                       NATIONWIDE LIFE INSURANCE COMPANY

                                  THROUGH ITS

                        NATIONWIDE VARIABLE ACCOUNT - II

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

         Effective September 18, 1995, the American Capital Life Investment Trust will change its name to Van Kampen American Capital Life Investment Trust. Likewise, the American Capital Real Estate Securities Portfolio will change its name to the American Capital Real Estate Securities Fund.





APO-2976